                                                                EXHIBIT (c)(iii)



NUMBER                                                                  SHARES

----------                                                            ----------


                                    FORM OF

                           VAN KAMPEN AMERICAN FRANCHISE FUND


  ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of


                                   *SEE REVERSE FOR CERTAIN DEFINITIONS

                                                     -----------------

                                                     CUSIP 92114U855

                                                     -----------------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen American Franchise Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                             Dated

                          [VAN KAMPEN AMERICAN FRANCHISE FUND
                                 DELAWARE SEAL]

 STEFANIE CHANG YU                                      MITCHELL M. MERIN
 VICE PRESIDENT AND                                 PRESIDENT AND CHIEF
     SECRETARY                                        EXECUTIVE OFFICER

                                                         KC 002717


               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                    P.O. BOX 947, JERSEY CITY, NJ 07303-0947

                                                        TRANSFER AGENT

                       By
                                  -----------------------------------------
                                                     AUTHORIZED OFFICER


             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                           VAN KAMPEN AMERICAN FRANCHISE FUND

NUMBER

KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                      CHANGE NOTICE: IF THE ABOVE INFORMATION
                                      IS INCORRECT OR MISSING, PLEASE PRINT
                                      THE CORRECT INFORMATION BELOW, AND
                                                        RETURN TO:

                                            VAN KAMPEN INVESTOR SERVICES INC.
                                            P.O. BOX 947
                                            JERSEY CITY, NJ 07303-0947

                                        -------------------------------------
                                        -------------------------------------
                                        -------------------------------------




--------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

--------------------------------------------------------------------------------

For value received,                        hereby sell, assign and transfer unto

-----------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

-----------------------------------------------------------------------------

                                                            Shares of
-----------------------------------------------------------

beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------

                                                                Attorney
---------------------------------------------------------------

to transfer the said beneficial interest on the books of the within-named

Trust with full power of substitution in the premises.


       Dated,                                        20
              --------------------------------------    --------

              ------------------------------------------------------------------
                                         Owner

              ------------------------------------------------------------------
                               Signature of Co-Owner, if any

IMPORTANT     {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

        *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT MIN. ACT -        Custodian
                                                   -------           -------
           in common                               (Cust)            (Minor)
                                                          under Uniform Gifts to
TEN ENT  - as tenants by                                     Minors Act
           the entireties
                                                 ----------------------------
JT TEN   - as joint tenants                                (State)
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY

NUMBER                                                                   SHARES

----------                                                            ----------


                                    FORM OF

                           VAN KAMPEN AMERICAN FRANCHISE FUND


  ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of


                                   *SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     -----------------

                                                     CUSIP 92114U848

                                                     -----------------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen American Franchise Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                                           Dated

                          [VAN KAMPEN AMERICAN FRANCHISE FUND
                                 DELAWARE SEAL]

 STEFANIE CHANG YU                                      MITCHELL M. MERIN
 VICE PRESIDENT AND                                 PRESIDENT AND CHIEF
     SECRETARY                                        EXECUTIVE OFFICER

                                                         KC 002717


               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                    P.O. BOX 947, JERSEY CITY, NJ 07303-0947

                                                        TRANSFER AGENT

                       By
                                  -----------------------------------------
                                                     AUTHORIZED OFFICER


             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                           VAN KAMPEN AMERICAN FRANCHISE FUND

NUMBER

KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                      CHANGE NOTICE: IF THE ABOVE INFORMATION
                                      IS INCORRECT OR MISSING, PLEASE PRINT
                                      THE CORRECT INFORMATION BELOW, AND
                                                        RETURN TO:

                                            VAN KAMPEN INVESTOR SERVICES INC.
                                            P.O. BOX 947
                                            JERSEY CITY, NJ 07303-0947

                                        -------------------------------------
                                        -------------------------------------
                                        -------------------------------------




--------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

--------------------------------------------------------------------------------

For value received,                        hereby sell, assign and transfer unto

-----------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

-----------------------------------------------------------------------------

                                                               Shares of
--------------------------------------------------------------

beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   -------------------------------------

                                                                  Attorney
-----------------------------------------------------------------

to transfer the said beneficial interest on the books of the within-named

Trust with full power of substitution in the premises.


       Dated,                                            20
             -------------------------------------------    --------

              ------------------------------------------------------------------
                                         Owner

              ------------------------------------------------------------------
                               Signature of Co-Owner, if any

IMPORTANT     {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

        *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT MIN. ACT -        Custodian
                                                   -------           -------
           in common                               (Cust)            (Minor)
                                                          under Uniform Gifts to
TEN ENT  - as tenants by                                     Minors Act
           the entireties
                                                 ----------------------------
JT TEN   - as joint tenants                                (State)
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY

NUMBER                                                                 SHARES

----------                                                           ----------


                                    FORM OF

                           VAN KAMPEN AMERICAN FRANCHISE FUND


  ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of


                                   *SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     -----------------

                                                     CUSIP 92114U830

                                                     -----------------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen American Franchise Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                                           Dated

                          [VAN KAMPEN AMERICAN FRANCHISE FUND
                                 DELAWARE SEAL]

 STEFANIE CHANG YU                                      MITCHELL M. MERIN
 VICE PRESIDENT AND                                 PRESIDENT AND CHIEF
     SECRETARY                                        EXECUTIVE OFFICER

                                                         KC 002717


               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                    P.O. BOX 947, JERSEY CITY, NJ 07303-0947

                                                        TRANSFER AGENT

                       By
                                  -----------------------------------------
                                                     AUTHORIZED OFFICER


             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                           VAN KAMPEN AMERICAN FRANCHISE FUND

NUMBER

KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                      CHANGE NOTICE: IF THE ABOVE INFORMATION
                                      IS INCORRECT OR MISSING, PLEASE PRINT
                                      THE CORRECT INFORMATION BELOW, AND
                                                        RETURN TO:

                                            VAN KAMPEN INVESTOR SERVICES INC.
                                            P.O. BOX 947
                                            JERSEY CITY, NJ 07303-0947

                                        -------------------------------------
                                        -------------------------------------
                                        -------------------------------------




--------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

--------------------------------------------------------------------------------

For value received,                        hereby sell, assign and transfer unto

-----------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

-----------------------------------------------------------------------------

                                                               Shares of
--------------------------------------------------------------

beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   -------------------------------------

                                                                 Attorney
----------------------------------------------------------------

to transfer the said beneficial interest on the books of the within-named

Trust with full power of substitution in the premises.


       Dated,                                             20
              -------------------------------------------    -----

              ------------------------------------------------------------------
                                         Owner

              ------------------------------------------------------------------
                               Signature of Co-Owner, if any

IMPORTANT     {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

        *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT MIN. ACT -        Custodian
                                                   ------            ------
           in common                               (Cust)            (Minor)
                                                          under Uniform Gifts to
TEN ENT  - as tenants by                                     Minors Act
           the entireties
                                                 ----------------------------
JT TEN   - as joint tenants                                (State)
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY

NUMBER                                                                  SHARES

----------                                                           ----------


                                    FORM OF

                           VAN KAMPEN AMERICAN FRANCHISE FUND


  ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of


                                   *SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     -----------------

                                                     CUSIP 92114U822

                                                     -----------------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen American Franchise Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                                           Dated

                          [VAN KAMPEN AMERICAN FRANCHISE FUND
                                 DELAWARE SEAL]

 STEFANIE CHANG YU                                      MITCHELL M. MERIN
 VICE PRESIDENT AND                                 PRESIDENT AND CHIEF
     SECRETARY                                        EXECUTIVE OFFICER

                                                         KC 002717


               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                    P.O. BOX 947, JERSEY CITY, NJ 07303-0947

                                                        TRANSFER AGENT

                       By
                                  -----------------------------------------
                                                     AUTHORIZED OFFICER


             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                           VAN KAMPEN AMERICAN FRANCHISE FUND

NUMBER

KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                      CHANGE NOTICE: IF THE ABOVE INFORMATION
                                      IS INCORRECT OR MISSING, PLEASE PRINT
                                      THE CORRECT INFORMATION BELOW, AND
                                                        RETURN TO:

                                            VAN KAMPEN INVESTOR SERVICES INC.
                                            P.O. BOX 947
                                            JERSEY CITY, NJ 07303-0947

                                        -------------------------------------
                                        -------------------------------------
                                        -------------------------------------




--------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

--------------------------------------------------------------------------------

For value received,                        hereby sell, assign and transfer unto

-----------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

-----------------------------------------------------------------------------

____________________________________________________________ Shares of

beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   -------------------------------------

                                                                  Attorney
-----------------------------------------------------------------

to transfer the said beneficial interest on the books of the within-named

Trust with full power of substitution in the premises.


       Dated,                                             20
              -------------------------------------------    ------

              ------------------------------------------------------------------
                                         Owner

              ------------------------------------------------------------------
                               Signature of Co-Owner, if any

IMPORTANT     {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

        *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT MIN. ACT -       Custodian
                                                   ------           --------
           in common                               (Cust)            (Minor)
                                                          under Uniform Gifts to
TEN ENT  - as tenants by                                     Minors Act
           the entireties
                                                 ----------------------------
JT TEN   - as joint tenants                                (State)
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY